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Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 31, 2006, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-138555) and related Prospectus of Optimer Pharmaceuticals, Inc. for the registration of shares of its common stock.

/s/ Ernst & Young LLP

San Diego, California
January 4, 2007

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  Exhibit 23.2
Consent of Independent Registered Public Accounting Firm